                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant [X]
Filed by a Party other than the  Registrant [_]
Check the appropriate box:
[_]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only (as permitted by Rule
         14A-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to §240.14a-12

                               NEDAK ETHANOL, LLC
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  ---------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
[X]      No fee required
[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies:________________________________________________.
         2)       Aggregate number of securities to which transaction applies:__
                  ____________________________.
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state
                  how it was determined):_______________________________________
                  _____________________________________________________________.
         4)       Proposed maximum aggregate value of transaction:_____________.
         5)       Total fee paid:_____________________________.

[_]      Fee paid previously with preliminary materials
[_]      Check box if any part of the fee is offset as provided by  Exchange Act
         Rule  0-11(a)(2)  and identify  the filing for which the offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:________________________________.
         2)       Form, Schedule or Registration Statement No.:________________.
         3)       Filing Party:________________________________.
         4)       Date Filed:________________________________.

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                                 August 17, 2007

To the Members of NEDAK Ethanol, LLC:

     The Annual  Meeting of Members of our  Company  will be held on  Wednesday,
September 19, 2007, at 1:00 p.m. Central Standard Time at the Atkinson Community
Center, West Highway 20, Atkinson, Nebraska 68713.

     A Notice  of the  meeting,  a Proxy  Card and  Proxy  Statement  containing information about matters to be acted upon are enclosed. Members are entitled to vote at the Annual Meeting on the basis of their  Membership  Units owned on the
"record  date" as explained in the attached  Notice of Annual  Meeting and Proxy
Statement.  If you attend the Annual Meeting in September,  you may nevertheless revoke  the proxy and vote in person  even  though  you  previously  mailed  the enclosed Proxy Card.

     It is important that your Units be  represented  at the meeting  whether or not you are  personally in  attendance,  and I urge you to review  carefully the
Proxy  Statement  and sign,  date and  return  the  enclosed  Proxy Card at your earliest  convenience.  I look forward to meeting you and with our Directors and
Officers, reporting our activities and discussing the Company's business. I hope you will be present.

                                       Very truly yours,

                                       Everett Vogel
                                       Chairman of the Board

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                       NOTICE OF ANNUAL MEETING OF MEMBERS
                          TO BE HELD SEPTEMBER 19, 2007

To the Members of NEDAK Ethanol, LLC:

     NOTICE IS HEREBY  GIVEN  that the Annual  Meeting  of the  Members of NEDAK
Ethanol, LLC, a Nebraska limited liability company (the "Company"), will be held
Wednesday,  September 19, 2007, at 1:00 p.m.  C.D.T.  at the Atkinson  Community
Center, West Highway 20, Atkinson, Nebraska 68713, for the following purposes:

     1. To elect five Directors to serve until the 2010 Annual Members'  Meeting or until their respective successors shall be elected and qualified; and

     2. To transact such other  business as may properly come before the meeting and any adjournment thereof.

     Only Members  holding  Membership  Units at the close of business on August
16,  2007,  will be  entitled  to notice of, and to vote at, the meeting and any adjournment thereof.

                                       By Order of the Board of Directors

                                       Timothy Borer, Secretary

     Your Board of  Directors  desire  that all  Members be present in person or represented  by proxy at the  Annual  Meeting.  Even if you  plan to  attend  in person,  please date,  sign and return the  enclosed  Proxy Card in the enclosed postage-prepaid  envelope at your earliest  convenience so that your vote may be counted.  If you do attend the meeting in  September,  you may revoke your proxy and vote in person even  though you mailed the  enclosed  Proxy Card.  The Proxy
Card must be signed by each registered  Member exactly as set forth on the Proxy
Card.

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                                 PROXY STATEMENT

                          FOR ANNUAL MEETING OF MEMBERS
                          TO BE HELD SEPTEMBER 19, 2007

     The enclosed Proxy Card is solicited on behalf of the Board of Directors of
NEDAK Ethanol,. LLC (the "Company") for use at the Annual Meeting of its Members
(the "Annual  Meeting") to be held  Wednesday,  September  19, 2007 at 1:00 p.m.
C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713. If the
Proxy Card is executed  and  returned to the  Company,  it  nevertheless  may be revoked  at any time  before it is  exercised  either by  written  notice to the
Secretary  of the  Company  or by  attending  the Annual  Meeting  and voting in person.

     The Company's  principal  executive  offices are located at 87590 Hillcrest
Road, Atkinson, Nebraska, 68713. This Proxy Statement and the accompanying Proxy
Card are first being sent to members on or about August 17, 2007.

     The cost of the  solicitation  of proxies will be borne by the Company.  In addition to the use of the mails,  proxies may be  solicited  personally,  or by telephone or facsimile, by the Company's principal executive officer and certain
members  of  the  Board  of  Directors  without  additional   compensation.   No
solicitation  is to be  made  by  specially  engaged  employees  or  other  paid solicitors.

              VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

     Under the terms of the  Company's  Second  Amended and  Restated  Operating
Agreement dated July 18, 2007 (the "Operating Agreement"),  only Members holding
Membership  Units as of the close of business  on August 16,  2007 (the  "Record
Date"), will be entitled to notice of, and to vote, either in person or by Proxy
Card,  at the  Annual  Meeting  and all  adjournments  thereof.  At the close of business on August 16, 2007, there were a total of 5,229 Units outstanding.

     Each Unit  outstanding on the Record Date entitles its owner to one vote on all matters.  With respect to the election of Directors,  every Member voting at the  election  of  Directors  may  cumulate  such  Member's  votes  and give one candidate  a number of votes  equal to the  number of  Directors  to be  elected multiplied by the number of votes to which the Member's  Units are entitled,  or distribute the Member's votes on the same principle  among as many candidates as the Member thinks fit, provided that votes cannot be cast for more than the five nominees named in this Proxy Statement. Accordingly, the five Directors nominees will be elected by a plurality  of the Units  voted.  The Company is  soliciting discretionary  authority to cumulatively  vote,  equally among all five Director nominees, all Members' Units. On all other matters, each Unit has one vote.

     Your Units will be voted in accordance with the  instructions  you indicate when you submit your Proxy Card. If you submit a Proxy Card, but do not indicate your voting instructions, your Units will be voted as follows:

          •    FOR the  election of the Director  nominees  listed in this Proxy
               Statement; and

          •    At the  discretion  of the proxy  holders  in a manner  that they consider  being in the best  interests of the Company,  upon such other  business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting by Mail

         By signing and  returning  the  enclosed  Proxy Card  according  to the instructions provided, you are enabling the individuals named on the Proxy Card, known as  "proxies,"  to vote your  Units at the  meeting in the manner you indicate. We encourage you to sign and return the Proxy Card even if you plan to attend the meeting.  In this way your Units will be voted even if you are unable to attend the meeting.

Voting in Person at the Meeting

     If you plan to attend the Annual  Meeting  and vote in person,  the Company will  provide  you with a ballot at the  meeting.  If your Units are  registered directly in your name,  you are  considered  the Unit holder of record,  and you have the right to vote in person at the  meeting.  If your Units are held in the name of your broker or other nominee, you are considered the beneficial owner of
Units held in your name.  In that case,  and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these Units.

Quorum

     The presence of Members holding  twenty-five  percent (25%) of all Units in person or by proxy shall  constitute a quorum for the transaction of business at the Annual Meeting.  Proxies  representing a Member's Units or ballots which are marked to "withhold  authority" with respect to the election of the nominees for election as Directors will be counted for purposes of  determining  the presence or absence of a quorum for the transaction of business at the Annual Meeting and for purposes of voting for the election of the Directors. Because the Proxy Card states how the Units will be voted in the absence of instructions by the Member, executed  proxies  bearing  no  instructions  by the  Member  will be counted as present for quorum  purposes  and for the purpose of voting for the  election of the Directors.

Holdings of Management and Principal Shareholders

     The  table  below  indicates  certain  information  as of August  16,  2007 regarding  the Units owned of (i) each  Director of the Company,  including  the nominees for election as  Directors,  (ii) each  executive  officer named in the
Summary  Compensation  Table, and (iii) all executive  officers and Directors of the Company as a group.

     Under the terms of the Operating  Agreement,  matters affecting the Company that require the approval of the Company's  Members require the affirmative vote of  Members  holding  a  majority  of the  outstanding  Units,  unless a greater percentage is otherwise required under the Operating  Agreement or by law. As of
August 16, 2007, there were 5,229 Units issued and outstanding.

     The following  table sets forth certain  information as of August 16, 2007, with respect to the Unit  ownership  of: (i) each  Director of the Company,  and
(ii) all officers and  Directors of the Company as a group.  We are not aware of any person or group (as that term is used in Section  13(d)(3) of the Securities
Exchange Act of 1934, as amended (the "Exchange  Act")) who owns greater than 5%
or who beneficially own more than 5% of our Units.  Messrs.  Borer and Fagerland serve in the capacity of executive officers.  Except as noted below, the persons listed below  possess  sole voting and  investment  power over their  respective
Units.

                               Number of Units and Nature of
  Name of Beneficial Owner         Beneficial Ownership(1)      Percent of Class
--------------------------------------------------------------------------------

         Todd Shane                       19 Units                   0.36%
       Gerald Winings                   13 Units (2)                 0.25%
        Paul Corkle                    51 Units 2, (3)               0.96%
         Kirk Shane                     19 Units (2)                 0.36%
         Paul Seger                       36 Units                   0.65%
       Clayton Goeke                    33 Units (2)                 0.63%
        Robin Olson                       23 Units                   0.44%
       Everett Vogel                      24 Units                   0.46%
       Timothy Borer                       9 Units                   0.17%
       Jeff Lieswald                      19 Units                   0.36%
      Kenneth Osborne                   31 Units (4)                 0.59%
      Richard Bilstein                  15 Units (2)                 0.29%
      Jerome Fagerland                    19 Units                   0.36%
        Steve Dennis                      89 Units                   1.70%

--------------------------------------------------------------------------------
All Officers and Directors as a          400 Units                   7.64%
      Group (14 persons)
---------------------

(1)  Beneficial  ownership is  determined  in  accordance  with  Securities  and
     Exchange Commission rules and means having or sharing voting and investment power with respect to the securities.
(2)  Investment  and voting power is shared with respect to these Units  through joint ownership with the Director's spouse.
(3)  20 of Mr. Corkle's Units have been pledged as security for a loan.
(4)  Investment  and  voting  power is shared  with  respect  to these  Units as ownership is held in the name of the Director's  family trust, of which the
     Director and his wife are co-trustees

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The  Company's  Operating  Agreement  provides  for a  classified  Board of
Directors  with the Board  divided  into three  classes  whose  terms  expire at different times. The Board presently has 14 Directors.  Five directors are to be elected at the Annual  Meeting to serve until the 2010  Annual  Meeting or until their respective successors shall be elected and qualified.

     The persons named in the accompanying  Proxy Card intend to vote such proxy for the election of the nominees  named below as Directors of the Company  (each of whom are current Directors of the Company) unless the Member indicates on the
Proxy  Card  that the  vote  should  be  withheld  or  contrary  directions  are indicated. If the Proxy Card is signed and returned without any direction given, the votes  represented  by the Proxy Card will be voted for the  election of the five nominees  cumulatively  and equally among all five  nominees.  The Board of
Directors  has no reason to doubt the  availability  of any of the  nominees and each has indicated his willingness to serve if so elected.  If any or all of the nominees  shall  decline  or is unable to serve,  it is  intended  that,  in the discretion of the Board of Directors,  either the  Operating  Agreement  will be amended  to  reduce  the  size of the  Board  or the  proxies  will  vote  for a substitute nominee designated by the Board of Directors.

     Proxies may not be voted for more than the five Director nominees set forth below.  Because  Members  cumulatively  vote for  Directors,  the five  Director nominees  receiving  the  highest  number of votes  cast will be  elected at the
Annual Meeting.

Nominees

     All five nominees listed below have been deemed "Independent  Directors" by our Board of  Directors,  in contrast to  "Interested  Directors."  The Board of
Directors  has adopted a definition  of  "Independent  Director"  based upon the rules  applicable  to companies  listed on the Nasdaq  Stock Market  (though the
Units  do not  trade  on any such  market),  but the  Board  has  modified  that definition so as to not exclude from the  definition of  "independent  director"
those  Directors who serve as officers or employees of the Company but who do so without  receiving  compensation  for their  services  as either an  employee or
officer  (the  "Independence  Standard").   The  Independence  Standard  is  not
available  on the  Company's  website,  but  rather is  attached  to this  proxy statement  as  Appendix  A.  The  address  for all  Director  nominees  is 87590
Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

     Information as of August 16, 2007 Regarding the Nominees for Directors
                 to be Elected in 2007 for Terms Ending in 2010

                            Present Term
    Name             Age       Expires                        Business Experience

Paul Corkle          55         2007      Director  of the Company  since  2005;  Farmer and rancher and owner of Corkle Insurance Agency since 1979.

Paul Seger           68         2007      Director of the Company  since 2005;  owner of Seger Farms since 1967;  president of Seger Grain and  Trucking  since
                                          1974;  president of Seger  Funeral  Homes since 1960 and a director since 1985.

Kirk Shane(1)        50         2007      Director  of the Company  since 2005.  Owner of a farm and ranch which he has operated for 30 years.

Todd Shane(1)        44         2007      Director  of the Company  since  2005;  farmer and rancher with HBK Land & Cattle Co. since 1985.

Gerald Winings(2)    65         2007      Director  of the Company  since 2005;  manager of Atkinson
                                          Fertilizer,    Inc.   a   blender   and   distributor   of
                                          agricultural fertilizers for ten years.

THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT THE MEMBERS  VOTE FOR THE
ELECTION   AS   DIRECTORS   OF   THE   PERSONS   NAMED   UNDER    "ELECTION   OF
DIRECTORS--NOMINEES."

Continuing Directors

     Set forth below is  information  regarding  the  Directors  of the Company.
Messrs.  Fagerland  and  Osborne  do not meet  the  definition  of  "independent director"  under the  Independence  Standard.  The address for all  Directors is
87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

 Information as of August 16, 2007 Regarding the Directors Who are Not Nominees
                For Election and Whose Terms Continue Beyond 2007

                            Present Term
          Name       Age       Expires                        Business Experience

Jerome Fagerland     58         2008      Director  of the  Company  since  2005;  President  of the
                                          Company since 2003;  General  Manager of the Company since
                                          2006;  President  of Great  Western  Bank from  2002-2006;
                                          President  and Chief  Executive  Officer of First  Western
                                          Bank from 1991 to 2002.

Clayton Goeke        73         2008      Director  of the Company  since  2005;  farmer and rancher for over the past 55 years.

Robin Olson          45         2008      Director  of the  Company  since  2005;  Director of Olson
                                          Industries,  Inc., a manufacturer  of airport light bases, irrigation systems, commercial trash containers,  electric utility  poles  and  other  galvanized  products,  for  23 years; Principal of Alpha Galvanizing.

Everett Vogel        54         2008      Director of the  Company  since  2005,  Chairman  and Vice
                                          President  of  the  Company  since  2006;   President  and
                                          Director of Stuart  Fertilizer and Grain,  Inc., a blender and distributor of agricultural fertilizers since 1985.

Richard Bilstein     61         2009      Director of the Company  since 2005;  Vice Chairman of the
                                          Company  since  2006;  Farm  Manager of Seger Farms for 36 years.

Timothy Borer(3)     43         2009      Director  of  the  Company   since  2005;   Secretary  and
                                          Treasurer of the Company since 2003;  Self-employed  since
                                          2006;  Manager  of  Galyen  Land and  Cattle  for 23 years prior to becoming self-employed.

Steve Dennis         47         2009      Director of the Company  since 2005;  Owner and manager of
                                          O'Neill  Grain Co.,  a grain  elevator  operation,  for 17 years.

Jeff Lieswald(3)     46         2009      Director of the Company  since 2005;  Principal  of Agland
                                          Electric  Motor and  has worked  as an  electrician for 21 years.

Kenneth Osborne(2)   64         2009      Director  since 2005;  Mr.  Osborne has been the President and Director of Osborne Construction, Inc. since 1966.
-------------------

(1)  Messrs. Todd Shane and Kirk Shane are brothers.
(2)  Messrs. Gerald Winings and Kenneth Osborne are brothers-in-law.
(3)  Messrs. Timothy Borer and Jeff Lieswald are brothers-in-law.

                              CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

     During Fiscal Year 2006,  34 meetings of the Board of Directors  were held.
In  addition,  six meetings of the Audit  Committee  were held.  The  Nominating
Committee and the Corporate  Governance/Compensation  Committee were established by the Board in January 2007.  With the exception of Messrs.  Seger and Winings, each of the  Directors  attended at least 75% of the  aggregate  meetings of the
Board of  Directors  and the  meetings  held by the  committees  of the Board of
Directors on which each Director  served  during  fiscal year 2006.  The Company strongly  encourages  its  Directors  to attend  all  annual  meetings,  and all
Director nominees attended the Company's 2006 Annual Meeting.

     Audit Committee

     The  Company  has  a  separately   designated   standing  Audit   Committee
established  in accordance  with section  3(a)(58)(A) of the Exchange Act, whose members include Messrs. Bilstein and Seger, Co-Chairmen,  Todd Shane and Timothy
Borer, all of whom meet the Independence  Standard. The Audit Committee operates under a  written  charter  which was  approved  by the  Board of  Directors  and subsequently  amended on May 16,  2007,  and is  attached  as Appendix B to this
Proxy  Statement.  The Audit  Committee  makes  recommendations  to the Board of
Directors  regarding the  engagement of the  independent  auditors for audit and non-audit services;  evaluates the independence of the auditors and reviews with the  independent  auditors  the fee,  scope and  timing  of audit and  non-audit services. The Audit Committee also is charged with monitoring the Company's Code of Ethics and Related Party Policy.

     Corporate Governance / Compensation Committee

     The Company's Corporate Governance/Compensation Committee was formed by the
Board of Directors on January 29, 2007.  Its Charter,  attached as Appendix C to this Proxy Statement, was adopted by the Board of Directors on January 29, 2007, and was  subsequently  modified by the Board of Directors  on May 16, 2007.  The
Corporate  Governance  /  Compensation  Committee's  members are Everett  Vogel,
Richard Bilstein,  Timothy Borer and Kenneth Osborne, all of whom, excepting Mr.
Osborne, meet the Independence Standard.

     The  Corporate  Governance /  Compensation  Committee  was appointed by the
Board to (i) lead the Board in its annual review of the compensation provided to the Board and management,  (ii) recommend corporate governance guidelines to the
Board,  (iii) review and discuss with  management the  Committee's  compensation discussion and analysis  provided in its proxy  statement,  and (iv) provide any reports  of the  Committee  regarding  compensation  which  are  required  to be
included  in  the  Company's  proxy  statements.   The  Corporate  Governance  /
Compensation  Committee may delegate its functions to sub-committees if it deems such delegation appropriate.

     Nominating Committee

     The  Nominating  Committee  was  appointed  by the  Board of  Directors  to identify and  recommend  approval of all Director  nominees to be elected at the annual Members' meetings and to recommend to the Board of Directors nominees for each  committee  of the  Board.  On January  29,  2007,  the Board of  Directors
approved the Nominating Committee Charter, which was subsequently revised on May
16, 2007 and is attached as Appendix D to this Proxy  Statement.  The Nominating
Committee  Charter is not available on the  Company's  website.  The  Nominating
Committee consists of Timothy Borer, Todd Shane and Gerald Winings.  All members of the Nominating Committee meet the Independence Standard.

     The  Nominating  Committee  may seek input from other  Directors  or senior management in identifying candidates.  Members may propose nominees for Director by following  the  procedures  set forth in the section of this Proxy  Statement entitled "MEMBER PROPOSALS FOR 2008 ANNUAL MEETING."

     The qualifications  used in evaluating  Director candidates include but are not limited to: time commitments,  attendance,  business  judgment,  management, accounting,  finance,  industry knowledge, as well as, personal and professional  ethics,  integrity and values.  The Nominating  Committee  further reviews  the  qualifications  of any  candidate  in the  context of the  current composition  of the Board of Directors  and the needs of the  Company.  The same identifying  and  evaluating  procedures  apply to all  candidates  for Director nomination,  whether  nominated by Members or by the Nominating  Committee.  The
Nominating  Committee  has approved all of the nominees for Director  identified above under PROPOSAL 1.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant  to  Section  16(a)  of the  Exchange  Act,  once  the  Units  are registered  under section 12 of the Exchange Act,  officers and Directors of the
Company and persons  beneficially owning 10% or more of the Units (collectively,
"reporting  persons") must file reports on Forms 3, 4 and 5 regarding changes in their  holdings of the  Company's  equity  securities  with the  Securities  and
Exchange Commission ("SEC"). Because the Units were not registered under Section
12 of the Exchange Act until April 30, 2007, no such reports were required to be filed in the Company's fiscal year 2006.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Compensation Committee

     The Corporate Governance / Compensation Committee is responsible for, among other things,  annually  reviewing  and  approving  the  Company's  compensation policies,  and  operates  under a Charter  attached to this Proxy  Statement  as
Appendix C. The Charter  provides that the Corporate  Governance /  Compensation
Committee  may  form   subcommittees  and  delegate  its   responsibilities   to
subcommittees  where appropriate.  While the Company's executive officers do not participate in determining or recommending  the  compensation  for the executive officers,  Mr. Vogel and Mr. Bilstein,  as officers of the Board, and Mr. Borer, the Company's principal financial officer, are members of the Committee and have participated in  recommending  the  compensation  payable to Directors for their service as such to the Board. The Corporate Governance / Compensation  Committee
has not engaged  consultants  to assist it in these  determinations,  though its
Charter provides that it may engage such consultants if it deems it appropriate.

     Compensation of Directors and Officers

     As of July, 2007, the Company had three paid administrative  employees none of whom  were  paid  during  its last  fiscal  year  compensation  in  excess of
$100,000.  The  Company  does not pay,  and has not paid  during  its last three fiscal  years,  any  compensation  to any of its officers  for their  service as officers.  The Company does not provide any bonus, equity based options,  equity
appreciation  rights,   non-equity  incentive  plans,   non-qualified   deferred
compensation  or pension  benefits to its officers  for their  services as such.
Further,  the Company has no agreements  with any officer,  for their service as such,  pertaining to change in control payments.  The Company does reimburse its officers for their expenses incurred relating to their service provided to us.

     On April 13,  2007,  the  Corporate  Governance  /  Compensation  Committee
recommended  that the Board adopt a policy to compensate the Directors for their services as such (the  "Policy") in the  following  amounts:  (i)  $1,000.00 per month  retainer,  (ii) $500.00 per Board  meeting  attended,  (iii)  $250.00 per
Committee  meeting  attended,  and (iv)  reimbursement of mileage at the current rate established by the Internal  Revenue  Service.  The amounts provided in (i)
through  (iii) will begin to accrue on August 1,  2007,  but no amounts  will be payable until the Company's  ethanol plant is  operational  and sales of ethanol commence.  Pursuant to the authority  granted to the Board in Section  6.1(b) of the Company's Amended and Restated Operating Agreement dated April 16, 2006, the requisite number of Directors approved the Policy on April 13, 2007. No payments have been made to any Director pursuant to the Policy as of August 16, 2007.

     The Company  entered into a management  agreement dated April 13, 2006 (the
"Management  Agreement") with Jerome Fagerland,  its President and a Director of the Company.  The  Management  Agreement  provides that the Company will pay Mr.
Fagerland annual  compensation of $130,000 for his service as General Manager of the Company on an independent  contractor  basis. In addition,  the Company will reimburse Mr. Fagerland for the equivalent cost of insurance up to $850 a month, and  for  his  travel  expenses.  In  the  event  the  Company's  ethanol plant  construction  project is terminated,  the Company is obligated to pay Mr.
Fagerland a severance amount equal to three months' compensation.

     The table below  summarizes  the amounts  paid to Mr.  Fagerland  under the
Management  Agreement in fiscal year 2006 and includes all forms of compensation payable.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation
 Name and Principal                                  All Other
     Position           Year        Salary         Compensation          Total

Jerome Fagerland,
General Manager         2006        $95,000          $7,014 (1)         $102,014

(1)  The  amount  disclosed  in the  table  includes  all  amounts  the  Company reimbursed Mr.  Fagerland for equivalent  insurance costs under the terms of the
Management Agreement in fiscal year 2006.

     The table below  summarizes  amounts  paid to our  Directors in fiscal year
2006.  All amounts  indicated in the table below were not paid to the  Directors for their services as such, but rather were grants of two Units each, granted to each Director in May 2006 in exchange for each Director's  personal guarantee of
$10,715 of a letter of credit  issued by Great  Western  Bank in favor of Kinder
Morgan  Interstate Gas  Transmission  LLC ("KMIGT") in order to reserve pipeline space for our anticipated natural gas requirements under the Firm Transportation
Agreement  the  Company  entered  into  with  KMIGT.  The value of each Unit was determined  in  accordance  with our most recent  offering  price of $10,000 per
Unit.  As  previously  reported,  on May 30, 2007,  we replaced  the  Directors'
personal  guarantees  with a $150,000  certificate  of deposit with First Dakota
National Bank.

                              DIRECTOR COMPENSATION

            Name               Stock Awards ($) (1)       Total ($)

        Jeff Lieswald                $20,000               $20,000
         Todd Shane                  $20,000               $20,000
         Kirk Shane                  $20,000               $20,000
       Gerald Winings                $20,000               $20,000
        Everett Vogel                $20,000               $20,000
         Paul Seger                  $20,000               $20,000
       Kenneth Osborne               $20,000               $20,000
         Robin Olson                 $20,000               $20,000
        Clayton Goeke                $20,000               $20,000
      Jerome Fagerland               $20,000               $20,000
        Steve Dennis                 $20,000               $20,000
         Paul Corkle                 $20,000               $20,000
        Timothy Borer                $20,000               $20,000
      Richard Bilstein               $20,000               $20,000

     (1) As discussed above,  these awards consisted of Units--the  Company does not issue stock as a limited liability company.

     Compensation Committee Interlocks and Insider Participation

     The  Corporate  Governance /  Compensation  Committee  was not formed until
January 29, 2007.  None of the Company's  officers or employees  participated in deliberations  regarding executive officer  compensation in Fiscal Year 2006. No members of the Corporate Governance / Compensation Committee have ever served as compensated  officers or employees of the Company.  No executive officers of the
Company  served,  during Fiscal Year 2006:  (i) on a  compensation  committee of another  entity  which  had  an  executive  officer  serving  on  the  Corporate
Governance / Compensation Committee;  (ii) as a director of another entity which had an executive officer

serving on the  Corporate  Governance /  Compensation  Committee;  or (iii) as a
member of a  compensation  committee  of another  entity  which had an executive officer who served as a Director of the Company.

     Compensation Committee Report

     The Corporate  Governance / Nominating Committee has reviewed and discussed with the Company's management the compensation indicated above under the caption of "Summary Compensation Table." The Corporate Governance / Nominating Committee
did  recommend to the Board of Directors  that the  information  provided  above under the  caption  "Summary  Compensation  Table"  be  included  in this  Proxy
Statement.

                                       CORPORATE GOVERNANCE /
                                       COMPENSATION COMMITTEE:
                                       Everett Vogel
                                       Richard Bilstein
                                       Timothy Borer
                                       Kenneth Osborne

                         INDEPENDENT AUDITOR INFORMATION

Independent Auditor Fees and Services

     During and in  connection  with its 2006 fiscal year,  the Company  engaged
Boulay, Heutmaker, Zibell & Co. P.L.L.P. ("Boulay") as the Company's independent registered  public  accounting  firm. The aggregate fees billed by Boulay to the
Company  for the fiscal year ended  December  31, 2006 and the fiscal year ended
December 31, 2005 are as follows:

             Category                     Year                   Fees
     -------------------------     -------------------     -----------------
     Audit Fees (1)                       2006                 $76,500
                                          2005                 $66,000
     Audit-Related Fees                   2006                    $0
                                          2005                    $0
     Tax Fees                             2006                    $0
                                          2005                    $0
     All Other Fees                       2006                    $0
                                          2005                    $0

     (1)  The audit fees were  incurred  for the audit of the  Company's  annual financial  statements included within its annual report on Form 10-KSB and Form SB-2  Registration  Statement,  the reviews of the  financial statements included in the Company's quarterly reports on Form 10-QSB, as well as services in connection  with other statutory and regulatory filings or  engagements  for the fiscal years ended  December 31, 2006 and 2005.

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally  subject to a specific  budget.  The  independent  auditors  and  management  are  required to periodically  report to the Audit  Committee  regarding  the extent of  services provided by the independent  auditors in accordance with this pre-approval,  and the fees for the  services  performed  to date.  The  Audit  Committee  may also pre-approve particular services on a case-by-case basis.

Audit Committee Report

     Management  is  responsible  for the  Company's  internal  controls and the financial  reporting  process.  The independent  accountants are responsible for performing  an  independent  audit  of the  Company's  financial  statements  in accordance  with  generally  accepted  auditing  standards and to issue a report thereon.  The Audit  Committee's  responsibility is to monitor and oversee these processes.

     In this regard,  the Audit Committee has reviewed and discussed the audited financial  statements for Fiscal Year 2006 with  management and discussed  other
matters  related  to  the  audit  with  the  independent  auditors.   Management
represented to the Audit Committee that the Company's financial  statements were prepared in accordance  with  accounting  principles  generally  accepted in the
United States of America. The Audit Committee met with the independent auditors, with and without management present, and discussed with the independent auditors matters  required to be discussed by Statement on Auditing  Standards No. 61, as amended  (Communication  with Audit Committees).  The independent  auditors also provided to the Audit Committee the written  disclosures and the letter required by Independence  Standards Board Standard No. 1 (Independence  Discussions  with
Audit  Committees),  and the  Audit  Committee  discussed  with the  independent auditors the firm's independence.

     The Audit  Committee  has  considered  whether  Boulay has  maintained  its
independence   during  Fiscal  Year  2006.  Based  upon  the  Audit  Committee's discussions  with  management  and  the  independent  auditors,  and  the  Audit
Committee's  review  of  representations  of  management  and the  report of the independent  auditors to the Audit  Committee,  the Audit Committee  recommended that the Company's Board of Directors include the audited  financial  statements in the Company's  Annual  Report on Form 10-KSB for the year ended  December 31,
2006, filed with the SEC.

                                       AUDIT COMMITTEE:
                                       Richard Bilstein, Co-Chair
                                       Paul Seger, Co-Chair
                                       Todd Shane
                                       Timothy Borer

Appointment of Independent Auditors

     Our Audit Committee,  pursuant to its Charter,  has appointed Boulay as the
Company's   independent   registered   public   accounting  firm  to  audit  the
consolidated  financial  statements of the Company for our 2007 fiscal year. The
Company  does not expect  that  representatives  of Boulay  will attend the 2007
Annual Members' Meeting.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Our current Directors (in addition to one former Director) are the founders of the  Company  and were its sole  promoters.  With the  exception  of 20 Units purchased  in the public  offering by Mr.  Corkle,  four Units  purchased in the public  offering by Mr. Goeke,  14 Units  purchased by Mr. Osborne in the public offering,  and 22 Units purchased in the public offering by Mr. Seger, the Units indicated in the chart above under "Voting, Voting Securities and Principle Unit
Holders," were purchased by our Directors in private  transactions to capitalize the Company prior to our public  offering  which  commenced on June 15, 2006 and which concluded on September 28, 2006.

     Each of our current  Directors (in addition to one former  Director) loaned us $1,000 in 2004,  which loans bear interest at five percent per annum, and the total  principal  and interest is payable in April,  2009.  In addition,  in May
2006, each current Director  guaranteed  $10,715 of a letter of credit issued by
Great Western Bank in favor of KMIGT in order to reserve  pipeline space for our anticipated  natural  gas  requirements  under  a  Firm  Transportation  Service
Agreement we executed with KMIGT.  Each Director  received two Units each valued at $10,000 as consideration for the guarantee. Under the letter of credit, KMIGT can draw funds if we fail to make required  payments under the contract.  On May
30,  2007,  we  replaced  the  Directors'  personal  guarantees  with a $150,000 certificate of deposit with First Dakota National Bank.

                                       10

     On  January  15,  2007,  we  entered  into an Option to Lease  Real  Estate
Agreement  ("Option")  with Dennis Grain,  Inc.  ("Owner"),  of which one of our
Directors, Steve Dennis, is the owner. This Option was procured as a backup site to  satisfy  our  lender's  concerns  with  outstanding  issues at our  O'Neill,
Nebraska transload  facility at the time we closed our loan facility.  Under the
Option, we have the right, within one year, to enter into a 20 year Ground Lease with  Owner with  respect to a strip of land.  The price of the option was $200, and the annual rent under a Ground  Lease,  if exercised by us, would be $3,000.
We do not anticipate  exercising the Option at this time, as the material issues at the transload facility were resolved.

     Kenneth  Osborne,  a  Director  of the  Company,  is  President  of Osborne
Construction,  Inc. ("OCI").  As of August 16, 2007, we have paid OCI $8,706 for grading work. We also  anticipate  paying OCI an additional  $30,000 for grading work to be performed  around our  Administration  Building.  Mr.  Osborne's son,
Roland  Osborne,  is a shareholder  in OCI and operates his own entity,  Osborne
Construction ("OC"). OC provided site preparation work in 2006 for the Company's ethanol plant  project at a cost of  approximately  $922,000.  This contract was approved by the Board of Directors with Mr. Osborne abstaining from the vote. In addition, we paid $37,400 to OC in 2006 for road improvements to our plant site.
This  contract  was also  approved by the Board of  Directors  with Mr.  Osborne abstaining from the vote. Jeff Lieswald, a Director, owns Agland Electric, which we have paid $1,458 for electrical  work performed at our plant.  Robin Olson, a
Director, is a director and owner of Olson Industries,  Inc., which we have paid
$8,340 for a pallet rack.

     The  Company  has  entered  into  the  Management   Agreement  with  Jerome
Fagerland, our President and a Director of the Company. The Management Agreement
provides that we will pay Mr. Fagerland annual  compensation of $130,000 for his service as General  Manager of the Company.  In addition,  we will reimburse Mr.
Fagerland for the equivalent  cost of insurance up to $850 a month,  and for his travel  expenses.  In the  event  our  ethanol  plant  construction  project  is terminated,  we are obligated to pay Mr.  Fagerland a severance  amount equal to three months' compensation.

     Conflicts  of interest may arise as a result of the  relationships  between and among our Members,  officers,  Directors and their affiliates,  although our officers and Directors have  fiduciary  duties to us. We do not have a committee
of  Directors   independent   of  our  promoters  or  Members  or  an  otherwise
disinterested  body to consider  transactions or  arrangements  that result from conflicts of interest. Our Operating Agreement permits the Company to enter into agreements  with Directors,  officers,  Members and their  affiliates,  provided that, in the case of transactions with Directors, if a Director with an interest in the  transaction  votes on such matter,  that the nature of such  interest is disclosed.  Our Board has adopted a Related Party Policy (the  "Policy"),  which applies to any transaction or arrangement  having an aggregate value of $120,000 or more (a  "Related  Party  Transaction")  between  the  Company and any of the following persons (each a "Related Person"):

     •    Any person who is or was an executive officer,  director or nominee of the Company since the beginning of the Company's last fiscal year;
     •    Any person or group beneficially  owning more than 5% of the Company's
          Units;
     •    Any immediate family member of any of the foregoing; and
     •    Any company in which any of the foregoing  persons is employed or is a partner or  principal,  or in which such  person has a 10%  beneficial interest.

     The Policy provides that the Company's Corporate  Governance / Compensation
Committee must pre-approve any Related Party Transaction. If pre-approval is not possible,  the Policy  provides  that either the Audit  Committee  or the entire
Board of  Directors  must  ratify  the  Related  Party  Transaction  at its next regularly  scheduled  meeting.  When determining  whether to approve or ratify a
Related Party Transaction,  the applicable  Committee or the Board will consider
factors  including  the  Related  Party's  interest  in  the  transaction,   the
availability  (if at  all)  of  alternate  sources  of  comparable  products  or services,  whether the terms of the  transaction  are no less favorable than the
terms   generally   available  in   unaffiliated   transactions   under  similar
circumstances, the benefits to the Company, and the value of the transaction. If a Director is a Related  Party,  the Policy  provides that such Director may not participate  in the Committee or Board  discussions  regarding the Related Party
Transaction.

     The Policy also provides that the following transactions are not considered
Related Party Transactions:

                                       11

     •    Any compensation  paid to a Director if such  compensation is pursuant
          to  the   Board-approved   standard   compensation   arrangements  for
          Directors;
     •    Any  transaction  with another company at which a Related Party's only relationship is as director and/or beneficial owner of less than a 10%
          equity interest of that company's shares;
     •    Any  transaction  involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a
          Related  Party  involving  the  rendering  of  services as a common or contract  carrier,  or public  utility,  at rates or charges  fixed in conformity with law or governmental authority;
     •    Any  transaction  with a Related  Party  involving  services as a bank depositary of funds, transfer agent, registrar,  trustee under a trust indenture, or similar services;
     •    Any  transaction in which the Related  Party's  interest arises solely from the ownership of the Company's equity  securities and all holders of the Company's equity securities  received the same benefit on a pro rata basis (e.g. distributions); and
     •    Transactions available to Company employees generally.

     Our Board may modify the  Policy.  We may engage in  transactions  with our
Directors or their  affiliates with respect to the purchase of corn and the sale of distillers grains, although such transactions must comply with the Policy. We believe that excluding our Directors and affiliates from such transactions would place unnecessary limits on our procurement and sales.

     For purposes of determining  whether our Directors are  independent or not, our Board of Directors has adopted the Independence  Standard.  Jerome Fagerland and Kenneth  Osborne are not  considered  "independent"  under the  Independence
Standard. Mr. Osborne sits on the Corporate Governance / Compensation Committee.
Todd and Kirk Shane, Everett Vogel, Timothy Borer, Gerald Winings,  Paul Corkle,
Paul Seger,  Clayton Goeke, Robin Olson, Steve Dennis, Jeff Lieswald and Richard
Bilstein all meet the definition of "independent  director" adopted by the Board of Directors. Messrs. Fagerland, Borer and Osborne would not meet the definition of "independent director" applicable to companies whose securities are listed on the Nasdaq Stock  Market.  Mr. Borer sits on the Audit,  Corporate  Governance /
Compensation and Nominating Committees of the Board of Directors.

                    MEMBER PROPOSALS FOR 2008 ANNUAL MEETING

     Under the rules of the SEC,  any Member  proposal to be  considered  by the
Company  for  inclusion  in the  proxy  material  for the 2008  Annual  Members'
Meeting--which we presently plan to hold in September, 2008--must be received by the Secretary of the Company,  87590  Hillcrest  Road,  P.O. Box 391,  Atkinson,
Nebraska  68713, no later than April 21, 2008. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met. Proposals submitted later than April 21, 2008 will be  considered  untimely and will not be included in the Company's proxy statement for the 2008 Annual Members' Meeting.

     In addition, the Operating Agreement provides that Members entitled to vote at a meeting may nominate a Director candidate. Members so wishing to nominate a candidate must provide notice to the Company no later than 120 days prior to the date which is the one-year  anniversary  of the date on which the Company mailed the proxy  materials  for its  annual  meeting in the prior  year.  Accordingly,
Members wishing to nominate a person for election as Director at the 2008 annual
Members' meeting must provide the following  information to the Company by April
21,  2008:  (i) the name and  address  of the  Member  who  intends  to make the nomination; (ii) a representation that the Member is a holder of record of Units entitled to vote at such  meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal  occupation/employment of each nominee; (iv) a description of all  arrangements or  understandings  between the Member and each nominee and any other person(s)  pursuant to which such nominations are to be made; (v) such other information  regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each  nominee to serve as a Director  if so elected;  and (vii) a  nominating petition  signed and dated by the holders of at least five  percent  (5%) of the then  outstanding  Units and clearly  setting  forth the  proposed  nominee as a candidate  for the  Director's  seat to be filled.  The  Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a  Director.  The  presiding  Officer of the annual

                                       12

meeting may, if the facts  warrant,  determine that a nomination was not made in accordance with the foregoing  procedures,  and if so determined,  the defective nomination  shall be disregarded.  A copy of the Company's  Operating  Agreement will be  furnished  to  Members  without  charge  upon  written  request  to the
Secretary of the Company.

                              MEMBER COMMUNICATION

     Pursuant to policy  adopted by the Board of Directors on May 16, 2007,  any
Member  wishing to  communicate  with any of the Company's  Directors  regarding matters related to the Company may send  correspondence  to the Director in care of Secretary,  NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson,
Nebraska  68713.  The  Chairman  of  the  Corporate  Governance  /  Compensation
Committee will review and determine the  appropriate  response to questions from
Members,  including whether to forward  communications to individual  Directors.
The  independent  members  of the Board of  Directors  review  and  approve  the
Member's  communication  process periodically to ensure effective  communication with the Members.

                                 OTHER BUSINESS

     The Board of  Directors  knows of no other  business  to be  presented  for action at the 2007  Annual  Meeting.  If any  matters do come  before the Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the Annual Meeting.

                                PERIODIC REPORTS

     The  Company's  financial  statements  and  related  financial  information required to be provided to Members in connection  with this Proxy  Statement are contained  in the  Company's  Annual  Report on Form  10-KSB for its fiscal year ended December 31, 2006 (the "Annual  Report"),  which was filed with the SEC on
April 2, 2007. The Annual Report  accompanies this Proxy  Statement,  but is not deemed a part of the proxy  soliciting  material.  A copy of the exhibits to the
Annual Report will be mailed to Members  without charge upon written  request to
Secretary,  NEDAK Ethanol,  LLC, 87590 Hillcrest  Road, P.O. Box 391,  Atkinson,
Nebraska  68713,  or by calling (402)  925-5570.  Such requests must set forth a good  faith  representation  that the  requesting  party was  either a holder of record or a beneficial  owner of  Membership  Units of the Company on August 16,
2007.

                              RETURN OF PROXY CARD

     Please date, sign and return the Proxy Card at your earliest convenience in the enclosed envelope.  No postage is required for mailing in the United States.
A prompt  return  of your  Proxy  Card will be  appreciated  as it will save the expense of further mailings and telephone solicitations.

                                       By Order of the Board of Directors

                                       RAPHIC OMITTED][GRAPHIC OMITTED]
                                       Timothy Borer,
                                       Secretary
Atkinson, Nebraska
August 17, 2007

                                       13

                                   Appendix A
                              INDEPENDENCE STANDARD

"Independent director" means a person other than a compensated executive officer or employee of the company or any other individual having a relationship  which, in the opinion of the issuer's  board of  directors,  would  interfere  with the exercise of  independent  judgement  in carrying out the  responsibilities  of a director. The following persons shall not be considered independent:

     (A) a director  who is, or at any time  during  the past  three  years was, employed by the company or by any parent or  subsidiary  of the company and compensated  for such  service;  (B) a director  who  accepted or who has a
     Family Member who accepted any  compensation  from the company in excess of
     $60,000  during any period of twelve  consecutive  months  within the three
     years  preceding  the   determination  of  independence,   other  than  the
     following:

          (i) compensation for board or board committee service;
          (ii)  compensation  paid to a Family Member who is an employee  (other than an an executive officer) of the company ; or
          (iii)   benefits   under   a   tax-qualified   retirement   plan,   or
          non-discretionary compensation,

     Provided,  however, that in addition to the requirements  contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 4350(d).

     (C) a director who is a Family  Member of an  individual  who is, or at any time  during  the past  three  years  was,  employed  by the  company as an executive officer;
     (D) a director  who is, or has a Family  Member who is, a partner  in, or a controlling  shareholder or an executive  officer of, any  organization  to which the company  made, or from which the company  received,  payments for property or services in the current or any of the past three  fiscal  years that exceed 5% of the  recipient's  consolidated  gross  revenues  for that year, or $200,000, whichever is more, other than the following:

          (i)  payments   arising  solely  from  investments  in  the  company's
          securities; or
          (ii) payments under non-discretionary charitable contribution matching programs.

     (E) a  director  of the  issuer  who is,  or has a  Family  Member  who is, employed as an executive officer of another entity where at any time during the past three years any of the  executive  officers of the issuer serve on the compensation committee of such other entity; or
     (F) a director who is, or has a Family Member who is, a current  partner of the  company's  outside  auditor,  or  was a  partner  or  employee  of the company's  outside  auditor who worked on the  company's  audit at any time during any of the past three years.

                                   Appendix B
                               NEDAK ETHANOL, LLC

                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

There shall be a committee  of the Board of  Directors  to be known as the Audit
Committee.  The Audit  Committee  shall consist of three or more  directors,  as determined  by the Board of  Directors,  each of whom shall not be a compensated officer  or  employee  of  NEDAK  Ethanol,  LLC  (the  "Company")  or any of its
affiliates,  and shall be  independent of the management of the Company and free of any  relationship  that,  in the  opinion  of the Board of  Directors,  would interfere with his or her exercise of independent judgment as an Audit Committee member.

All  members  of the  Audit  Committee  shall  be able to  read  and  understand fundamental  financial  statements,  including a company's balance sheet, income statement,  and cash  flow  statement,  and at least  one  member  of the  Audit
Committee  shall be an  "audit  committee  financial  expert,"  as that  term is defined in rules promulgated by the Securities and Exchange Commission ("SEC").

The members of the Audit Committee shall be elected by the Board of Directors at the  annual  meeting  of the Board of  Directors  to serve a term of one year or until  their  successors  shall be duly  elected  and  qualified.  The  Board of
Directors  will appoint a Chair to preside at the Audit  Committee  meetings and schedule  meetings  as  appropriate.  The  Board  of  Directors  shall  make the determination  as to (a) the independence of each member of the Audit Committee;
and (b) which  member(s) of the Audit Committee  qualify as an "audit  committee financial expert."

     A.   Definition of Independence

     The  following persons are not considered independent(1):

          (1)  a director who is employed (and  compensated for such employment)
               by the Company or any of its  affiliates  for the current year or any of the past three years;
          (2)  a director who,  directly or indirectly,  accepts any consulting, advisory or other compensatory fee from the Company or any of its affiliates,  other  than  compensation  for  board  or  committee service;
          (3)  a  director  who  accepted  or who  has a  Family  Member(2)  who accepted any  compensation  from the Company in excess of $60,000 during any period of twelve  consecutive  months within the three years preceding the determination of independence, other than (i)
               compensation for board or committee  service,  (ii)  compensation paid to a Family  Member  who is an  employee  (other  than as an executive  officer) of the  Company,  or (iii)  benefits  under a tax-qualified retirement plan, or non-discretionary compensation;
          (4)  a director who is any Family Member of an  individual  who is, or has been in any of the past three years,  employed by the Company or any of its affiliates as an executive officer;
          (5)  a director who is, or has Family  Member who is, a partner in, or a  controlling  stockholder  or  an  executive  officer  of,  any organization to which the Company made, or from which the Company
               received,   payments   (other  than  those  arising  solely  from
               investments    in   the    Company's    securities    or    under
               non-discretionary  charitable contribution matching programs) for
               property   or  services   that  exceed  5%  of  the   recipient's
               consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three fiscal years;

_________________________________

     (1) See NASDAQ Rule  4200(a)(15)  and Rule  10A-3(b)(1)  adopted  under the
Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (2) "Family  Member" is defined by NASDAQ Rule  4200(a)(14)  as "a person's spouse, parents, children and siblings,  whether by blood, marriage or adoption, or anyone residing in such person's home."

          (6)  a director who is, or has a Family Member who is,  employed as an executive  of another  entity  where at any time  during the past three years any of the Company's executive officers serve on that entity's compensation committee;
          (7)  a  director  who is,  or has a Family  Member  who is, a  current partner of the  Company's  outside  auditor,  or was a partner or employee  of the  Company's  outside  auditor  who  worked on the
               Company's audit at any time during any of the past three years;
          (8)  a  director  who  has  participated  in  the  preparation  of the financial  statements  of the Company or an affiliate at any time during the previous three years.(3)
          (9)  a director who directly or indirectly beneficially owns more than
               10% of any class of the Company's Membership Interests; or
          (10) a director who is an employee,  an executive  officer,  a general partner  or a  managing  member of a company  which  directly  or indirectly Controls(4) the Company, is Controlled by the Company,
               or is under common Control with the Company.

     B.   Definition of "Audit Committee Financial Expert"(5)

     An "audit  committee  financial  expert" is a person who has,  through  (i)
     education  and  experience  as a  principal  financial  officer,  principal accounting officer, controller,  public accountant or auditor or experience in one or more positions that involve the performance of similar functions;
     (ii)  experience  actively   supervising  a  principal  financial  officer,
     principal  accounting officer,  controller,  public accountant,  auditor or
     person  performing  similar  functions;   (iii)  experience  overseeing  or
     assessing the performance of companies or public  accountants  with respect to the preparation, auditing or evaluation of financial statements; or (iv)
     other relevant  experience  that results,  in the judgment of the Company's
     Board  of  Directors,   in  the  person's  having  similar   expertise  and
     experience, the following attributes:

          (1)  An understanding of generally accepted accounting  principles and financial statements;
          (2)  The ability to assess the general  application of such principles in connection  with the accounting  for  estimates,  accruals and reserves;
          (3)  Experience preparing, auditing, analyzing or evaluating financial statements  that  present a breadth  and level of  complexity  of accounting  issues that are  generally  comparable to the breadth and  complexity  of issues that can  reasonably be expected to be raised  by the  Company's  financial  statements,  or  experience
               actively   supervising  one  or  more  persons  engaged  in  such
               activities;
          (4)  An understanding  of internal  control over financial  reporting;
               and
          (5)  An understanding of audit committee functions.

II.  PURPOSE

The primary  function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight  responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;  the Company's  systems of internal controls  regarding  finance, accounting,  legal  compliance  and  ethics  that  management  and the  Board of
Directors has established; and the Company's auditing,  accounting and financial
reporting  processes  generally.   Consistent  with  this  function,  the  Audit
Committee  should  encourage  continuous   improvement  of,  and  should  foster
compliance with, the Company's policies, procedures and practices at all levels.
The Audit Committee's primary duties and responsibilities are as follows:

1.   To serve as an  independent  and  objective  party to monitor the Company's financial reporting process and internal control system.

_________________________________

     (3) See NASDAQ Rule 4350(d)(2)(A).

     (4) "Control"  means the ability to control the management or policies of a person.  "Control" is presumed if the person directly or indirectly beneficially owns more than 10% of the other person's securities.

     (5) See Item  407(d)(5)(ii)  of  Regulation  S-K adopted under the Exchange
Act.

2.   To review  and  appraise  the audit  efforts of the  Company's  independent auditors and management of the Company.

3.   To provide an open avenue of communication among the independent  auditors, financial and senior management, employees and the Board of Directors.

The Audit Committee will primarily  fulfill these  responsibilities  by carrying out the activities enumerated in Section IV of this Charter.

III. MEETINGS

The Audit  Committee  shall meet  regularly as  determined by the members of the
Audit Committee or as directed by the Board of Directors. The Chair of the Audit
Committee  shall  prepare or approve an agenda in advance of each  meeting.  The
President,  Chief Financial Officer, outside legal counsel, and a representative from the independent  auditors may be invited to all meetings.  Other management may  be  invited  as  necessary.  Non-committee  members  may  be  excused  from attendance at any meeting or portion of any meeting by the Chair.

As part of its job to foster open communication, the Audit Committee should meet at least  annually  with  management  and the  independent  auditors in separate executive  sessions to discuss any matter  that the Audit  Committee  or each of these groups  believes  should be discussed  privately.  In addition,  the Audit
Committee or its Chair should meet with the independent  auditors and management quarterly to review the Company's financial  statements and significant findings based upon the auditor's limited review procedures.

IV.  AUTHORITY AND RESPONSIBILITIES

The  Audit  Committee  shall  be  solely   responsible(6)   for  the  retention,
compensation  and oversight of the work of the  independent  auditor  (including resolution of  disagreements  between  management  and the  independent  auditor regarding financial  reporting) for the purpose of preparing or issuing an audit report or related work.  The  independent  auditor shall report  directly to the
Audit Committee.

The Audit Committee  shall have the authority,  to the extent it deems necessary or appropriate,  to retain independent  legal,  accounting or other advisors.(7)
The Company shall provide for  appropriate  funding,  as determined by the Audit
Committee,  for  payment of  compensation  to the  independent  auditor  for the purpose of rendering or issuing an audit report and to any advisors  employed by the Audit Committee,  and for any ordinary administrative expenses necessary for the Audit Committee to carry out.

The independent  auditors are ultimately  accountable to the Audit Committee and the Board of Directors,  as representatives of the Company's Members.  The Audit
Committee  and  the  Board  of  Directors   have  the  ultimate   authority  and
responsibility  to select the  independent  auditors and the Audit Committee has the ultimate  responsibility  to evaluate and,  where  appropriate,  replace the independent auditors (or to nominate the independent auditors to be proposed for
Member approval in any proxy statement).(8)

To fulfill its duties and responsibilities the Audit Committee shall:

_________________________________

     (6) See Rule 10A-3(b)(2) adopted under the Exchange Act.

     (7) See Rule 10A-3(b)(4) & (5) adopted under the Exchange Act.

     (8) See id.

Review Procedures

1.   Review and  reassess  the  adequacy of this  Charter at least  annually and recommend any proposed changes to the Board of Directors for approval.(9)

2.   Review the Company's audited  financial  statements prior to the release of year-end  earnings  and/or the Company's  financial  statement and prior to filing the Company's Annual Report.

3.   Review the Company's  quarterly  financial  results prior to the release of quarterly earnings and/or the Company's financial statements.

4.   Review, as appropriate,  any other material financial information submitted to any governmental or public body,  including any  certification,  report, opinion, or review rendered by the independent auditors.

Independent Auditors

1.   Obtain and review a report from the  independent  auditor at least annually
     regarding   (a)  the   independent   auditor's   internal   quality-control
     procedures,  (b) any  material  issues  raised by the most recent  internal quality-control  review,  or peer review, of the firm, or by any inquiry or investigation  by  governmental  or  professional  authorities  within  the preceding five years respecting one or more independent  audits carried out by the firm, (c) any steps taken to deal with any such issues,  and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications,  performance and  independence of the independent  auditor, including  considering  whether the auditor's quality controls are adequate
     and  the  provision  of  permitted   non-audit  services   compatible  with
     maintaining the auditor's independence, taking into account the opinions of management and internal  auditors.  The Audit  Committee  shall present its conclusions to the Board.(10)

2.   Pre-approve  any non-audit  services that are permitted  under the Exchange
     Act and SEC rules.(11)

3.   Ensure receipt from the independent  auditors of a formal written statement
     delineating  all  relationships   between  the  auditor  and  the  Company,
     consistent with Independence Standards Board Standard No. 1.

4.   Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.   Take,  or  recommend  that the full Board of  Directors  take,  appropriate action to oversee the independence of the independent auditors.

6.   Recommend to the Board  policies for the  Company's  hiring of employees or former  employees  of  the  independent  auditor  who  participated  in any capacity in the audit of the Company.(12)

7.   Approve, where appropriate,  fees and other significant  compensation to be paid to the independent auditors.

8.   Meet with the  independent  auditors  to review  the scope of the  proposed audit for the  current  year,  the audit  procedures  to be  utilized,  the location, reliance on management, and staffing for the audit.

_________________________________

     (9) See NASDAQ Rule 4350(d)(1).

     (10) See §10A(k) of the  Exchange Act and Rule  10a-3(b)(2)  adopted under the Exchange Act (requiring the independent auditor to prepare such reports).

     (11) See §10A(h) of the Exchange Act.

     (12) See NASDAQ Rule 4200(a)(15).

9.   Following  each  audit  by  the  independent  auditors,   obtain  from  the
     independent auditors assurance that Section 10A of the Exchange Act has not been implicated.

10.  In  connection  with  the  Company's  year-end  financials,   discuss  with
     financial  management  and  the  independent  auditors  significant  issues regarding  accounting  principles,  practices  and  judgments and any items required to be communicated by the independent  auditors in accordance with
     Statement on Accounting Standards No. 61.

11.  In connection with the Company's interim financials, discuss with financial
     management  and  independent   auditors  any  significant  changes  to  the
     Company's  accounting  principles and any items required to be communicated by the  independent  auditors in  accordance  with  Statement on Accounting
     Standards No. 71. The Chair of the Audit Committee may represent the entire
     Audit Committee for purposes of the quarterly review and communication.

12.  Consider and approve, if appropriate,  significant changes to the Company's auditing  and  accounting  principles  and  practices  as  suggested by the independent auditors or management.

13.  Ensure the  rotation of the audit  partners  as  required by law.  Consider whether,  in  order  to  assure  continuing  auditor  independence,  it  is appropriate to adopt a policy of rotating the independent  auditing firm on a regular basis.(13)

Improvement Process

Meet  periodically  with management to review the Company's major financial risk exposure  and the  steps  management  has  taken to  monitor  and  control  such exposures.

Proxy Statement

1.   Approve the report of the Audit Committee  required by the rules of the SEC to be included in the Company's annual proxy statement.

2.   Oversee the publication of this Charter,  following amendment,  and, in any event, at least every three years, in the Company's  annual proxy statement in accordance with SEC regulations.

Ethical Compliance

Establish,  review and update periodically the Company's Code of Ethics,(14) its
Trading Policy and its Related Party Policy (collectively,  the "Policies"). The effectiveness  of Policies  shall be reviewed  annually by the Audit  Committee, with a report  thereafter by the Audit Committee to the Board of Directors.  The
report shall include any  recommendations  for proposed  changes to the Policies which the Audit  Committee  believes  are  reasonably  necessary  to ensure high ethical conduct by the Company's chief executive and senior  financial  officers and to prevent fraudulent, deceptive, misleading or manipulative acts by "Access
Persons" as that term is defined in the Trading Policy.

Procedures for Handling Complaints(15)

_________________________________

     (13) See §10A(j) of the Exchange Act (requiring rotation of  certain audit partners on a five-year basis in order to continue to provide audit services for a registrant).

     (14) Under SEC rules,  the Company is required to disclose whether it has a
Code of Ethics applicable to the chief executive and senior financial  officers;
if the Company has not adopted such Code of Ethics,  it must disclose why it has not done so. See Item 406(a) of Regulation S-K adopted under the Exchange Act.

     (15)  This  section   addresses   the   "whistleblower"   requirements   of
Sarbanes-Oxley and Rule 10A-3(b)(3) adopted under the Exchange Act.

Establish procedures for the receipt,  retention and treatment of (a) complaints received by the Company regarding  accounting,  internal  accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Miscellaneous

1.   Review with the  Company's  general  counsel  legal matters that may have a material  impact on the  financial  statements,  the  Company's  compliance policies related to financial matters and any material reports or inquiries
     related  to  financial   matters  that  are  received  from  regulators  or
     governmental agencies.

2.   The Audit  Committee is  authorized  to review,  from time to time,  in the
     Committee's discretion, electronic data processing procedures and controls, policies and procedures regarding expenses and use of corporate assets.

3.   Periodically   conduct  a   self-assessment   of  the   Audit   Committee's
     performance.

4.   Perform any other  activities  consistent with this Charter,  the Company's
     Operating  Agreement and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the  responsibilities and powers set forth in this
Charter,  it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's  financial  statements are complete and accurate and are in accordance with generally accepted accounting  principles.  These are the responsibilities of management and the independent  auditors.  Nor is it the duty of the Audit  Committee to assure  compliance  with laws and regulations or the Policies.

As originally adopted by
the Board of Directors of NEDAK Ethanol, LLC
on January 29, 2007
As subsequently modified by
the Board of Directors of NEDAK Ethanol, LLC
on March 22, 2007

                                   Appendix C
                        CORPORATE GOVERNANCE/COMPENSATION
                                COMMITTEE CHARTER

Purpose

The Corporate Governance / Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of NEDAK Ethanol,  LLC (the  "Company"):
(1) to lead the Board and Company in its annual review of compensation  given to
Board  members and other  Company  management  members;  (2) to recommend to the
Board corporate governance  guidelines  applicable to the Company; (3) to review and discuss  with the  Company's  management  the  Compensation  Discussion  and
Analysis  ("CD&A") to be included in the  Company's  annual proxy  statement and determine  whether to  recommend  to the Board that the CD&A be  included in the proxy  statement;  and (4) to  provide  the  Compensation  Committee  Report for inclusion in the  Company's  proxy  statement  that  complies with the rules and regulations  of the  Securities  and  Exchange  Commission  except as  otherwise required by applicable laws.

Committee Membership

The Committee  shall consist of three Officers of the Board,  in addition to one other  Director  appointed by the Board.  The members of the Committee  shall be appointed  and  may  be  replaced  by  the  Board  at any  time.  The  Committee chairperson  shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

Meetings

The  Committee  shall  meet  at  least  once a  year,  and  more  frequently  as circumstances  dictate.  A  majority  of  the  members  of the  Committee  shall constitute a quorum for the transaction of business. The Committee will maintain written minutes of its meetings,  which minutes will be filed with the Secretary of the Company. The Committee will report to the Board regarding recommendations of the Committee submitted to the Board for action, and provide the Board copies of the minutes of its meetings.  The  Committee  may act via written  consent as provided for in the Company's Operating Agreement.

Committee Authority and Responsibilities

1.   The Committee  shall oversee the  formulation  of, and shall  recommend for adoption  to the  Board,  a set of  Corporate  Governance  Guidelines.  The
     Committee shall periodically  review and reassess the Corporate  Governance
     Guidelines  of the Company and recommend  appropriate  changes to the Board for approval.
2.   The  Committee  may form  and  delegate  authority  to  subcommittees  when appropriate.
3.   The  Committee  shall   periodically   review  and  approve  the  Company's
     compensation program for service on the Board or any of its committees, and
     Company management members.
4.   The  Committee  shall  periodically  review and  reassess  this Charter and recommend any appropriate changes to the Board for approval.
5.   The Committee  shall review all conflicts of interest  which may arise from time to time  regarding  members  of the Board or  executive  officers  and review and approve  all  related  party  transactions  which would  require disclosure in the Company's proxy statement.
6.   The Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the  compensation  of the Company's  elected officers.  The Committee  shall have the sole authority to approve the fees and other retention  terms with respect to such a compensation consultant.  The  Committee  also  has  the  authority,  as  necessary  and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Adopted by the Board of Directors of
NEDAK Ethanol, LLC, as amended on
May 16, 2007

                                   Appendix D
                                   NOMINATING
                                COMMITTEE CHARTER

Purpose

The  Nominating  Committee  (the  "Committee")  is  appointed  by the  Board  of
Directors (the "Board") of NEDAK Ethanol,  LLC (the "Company"):  (1) to identify individuals  qualified  to become Board  members,  and to recommend to the Board persons to fill Board vacancies or to stand for election by Members;  and (2) to recommend to the Board nominees for each Board committee.

Committee Membership

The Committee  shall consist of no fewer than three Board members who shall meet the independence requirements adopted by the Board. The members of the Committee shall be appointed  and may be replaced by the Board at any time.  The Committee chairperson  shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

Meetings

The  Committee  shall  meet  at  least  once a  year,  and  more  frequently  as circumstances  dictate, in order to accomplish the following prior to the annual election of directors by Members (1) nominate directors to serve; and (2) obtain
Board  ratification  of such Board  nominees.  A majority  of the members of the
Committee  shall  constitute  a quorum  for the  transaction  of  business.  The
Committee will maintain  written minutes of its meetings,  which minutes will be filed with the Secretary of the Company.

The  Committee  will  report  to  the  Board  regarding  recommendations  of the
Committee submitted to the Board for action, and provide the Board copies of the minutes of its meetings.

Committee Authority and Responsibilities

6.   The  Committee  shall have the sole  authority to retain and  terminate any search firm to identify and/or analyze  director  candidates and shall have sole authority to approve the search firm's fees and other retention terms.
     The Committee shall also have authority to access Company  resources and to obtain advice and assistance from internal or external legal, accounting or other advisors.

7.   Each  year,  the  Committee  shall  implement  the  process  below  to seek individuals  qualified to become board  members for  recommendation  to the
     Board and  shall  consider  the  re-election  of  existing  directors.  The
     Committee  believes  that having  directors  with  relevant  experience  in business and industry,  agriculture,  finance and other areas is beneficial to the Board as a whole.  Directors  with such  backgrounds  can  provide a useful  perspective on significant risks and competitive  advantages and an understanding  of the  challenges the Company  faces.  The Committee  shall monitor the mix of skills and  experience  of its  directors  and committee members in order to assess whether the Board has the  appropriate  tools to perform its oversight function effectively.

8.   Taking this into account,  for each year's  nominations  the Committee will take the following steps:

          a.   With respect to nominating existing directors, the Committee will review relevant information available to it, including the latest
               Board  evaluations  for such  persons,  if any,

               and assess their continued  ability and willingness to serve as a
               director.   The   Committee   will  also  assess  such   persons'
               contributions  in light of the mix of skills and  experience  the
               Committee has deemed appropriate for the Board.

          b.   With respect to nominations of new directors,  the Committee will conduct a  thorough  search to  identify  candidates  based  upon criteria the Committee deems  appropriate and considering the mix of skills and experience  necessary to complement  existing Board members.  The Committee will then review selected  candidates and make a recommendation  to the Board. The Committee may seek input from other  Board  members or senior  management  in  identifying candidates.

         The Committee  will consider  nominations  for the Board by Members the same  way  it  evaluates  other  individuals  for  nomination  as a new director.  Such  nominations  must  be  made  in  accordance  with  the
         Company's Operating Agreement and other policies to be considered.

Adopted by the Board of Directors of
NEDAK Ethanol, LLC, as amended
May 16, 2007

                               NEDAK Ethanol, LLC
               Proxy Solicited on Behalf of the Board of Directors
                          for Annual Meeting of Members
                               September 19, 2007

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Member Name     -                                                              -
and Number      -                                                              -
of Units Held:  -                                                              -
                -                                                              -
                -                                                              -
                -                                                              -
                ----------------------------------------------------------------

     The undersigned hereby appoints Jerome Fagerland, Timothy Borer and Everett
Vogel and each of them, with full power of substitution,  and hereby  authorizes them to represent the  undersigned  and to vote all of the  Membership  Units of
NEDAK ETHANOL,  LLC (the  "Company") held of record by the undersigned on August
16,  2007,  at the  Annual  Meeting  of  Members  of the  Company  to be held on
September 19, 2007 and any adjournment(s) thereof.

     The  proxy  when  properly  executed  will  be  voted  as  directed  by the undersigned  Member. If Directors are not indicated,  the proxy will be voted to elect the nominees  described in Item 1 of the Company's  Proxy  Statement.  The proxies,  in their  discretion,  are further  authorized  to vote (a) on matters which the Board of  Directors  did not know  would be  presented  at the  Annual
Meeting;  and (b) on other  matters  which may  properly  come before the Annual
Meeting and any adjournments or postponements thereof.

                  (continued, and to be signed on reverse side)

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-   Address Change/Comments (Mark the corresponding box on the reverse side)   -
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                                                          Please Mark
                                                          Here for
                                                          Address
                                                          Change or        |___|
                                                          Comments
                                                          SEE REVERSE
                                                          SIDE

1. To elect five  Directors to serve until the 2010 Annual Meeting of Members or until their respective successors shall be elected and qualified:

Director Nominees:                    FOR                 WITHHOLD Authority
                                  all nominees             for all nominees
01  Paul Corkle
02  Paul Seger                       |___|                      |___|
03  Kirk Shane
04  Todd Shane
05  Gerald Winings

If no  specification  is made, the votes  represented by this proxy will be cast
FOR the election of the nominees  listed above.  This proxy vests  discretionary authority to cumulate votes for directors.

2. To transact such other business that may properly come before the meeting and any adjournment thereof.

(INSTRUCTIONS:  To withhold  authority for any  individual  nominee,  write that nominee's name on the space provided below.)

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PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature                        Signature                       Date

______________________________   _____________________________   _______________

Please sign your name  exactly as it appears  hereon.  If signing  for  estates, trusts,  corporations or  partnerships,  title or capacity should be stated.  If
Units are held jointly, each holder should sign.